UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

SYNDAX PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37708	32-0162505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 THIRD AVENUE FLOOR 9
NEW YORK, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 419-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 12, 2026, Syndax Pharmaceuticals, Inc. (the “Company”) issued a press release in connection with the Company’s presentation on the same date at the 44th Annual J.P. Morgan Healthcare Conference that contains certain preliminary financial information as of and for the fiscal year ended December 31, 2025. Specifically, the press release states that (i) the Company achieved approximately $44 million and $125 million in preliminary (unaudited) U.S. net product revenue for Revuforj® (revumenib) for fiscal quarter and year ended December 31, 2025, respectively, (ii) Niktimvo™ (axatilimab-csfr) achieved $56 million and $152 million in preliminary (unaudited) U.S. net product revenue for fiscal quarter and year ended December 31, 2025, respectively, and the Company will report it’s share of net commercial profit when it reports full year 2025 results, and (iii) the Company’s total preliminary cash, cash equivalents and marketable securities (unaudited) was approximately $394 million as of December 31, 2025.

The information in this Item 2.02 is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s results of operations for the fiscal year ended December 31, 2025, or financial condition as of December 31, 2025. The preliminary selected financial results reported by the Company for the fourth quarter and full-year 2025 are provided only as an approximation in advance of the Company’s announcement of complete financial results in early 2026. This information is based on currently available information. The audit of the Company’s financial statements for the year ended December 31, 2025 is ongoing and could result in changes to the information in this Item 2.02.

Item 7.01 Regulation FD Disclosure.

The disclosure in Item 2.02 above is hereby incorporated by reference into this Item 7.01.

The information contained in Item 2.02 and 7.01, as well as Exhibit 99.1, to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNDAX PHARMACEUTICALS, INC.

Date:	January 12, 2026	By:	/s/ Michael A. Metzger
Michael A. Metzger Chief Executive Officer